UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 8, 2008
                                                         ----------------

                       ATLANTIC COAST FEDERAL CORPORATION
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)

         Federal                     000-50962                59-3764686
         --------                    ---------                ----------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
    of Incorporation)                File Number)         Identification No.)

                   505 Haines Avenue, Waycross, Georgia 31501
                   ------------------------------------------
                    (Address of principal executive offices)

                                 (800) 342-2824
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On February 8, 2008, Atlantic Coast Federal Corporation adopted the Atlantic Coast Federal Corporation 2008 Executive Deferred Compensation Plan (the "Plan") dated as of January 1, 2008. The Plan is an unfunded, non-qualified deferred compensation plan designed to provide a select group of management and highly compensated employees, which could include the Named Executive Officers and the principal financial officer of Atlantic Coast Federal Corporation, an opportunity to defer a portion of their salary and bonus. Benefits under the Plan commence generally upon the participant's separation from service, on a fixed date specified by the participant, upon the participant's death, disability, or financial hardship, or in the event of a change in control of Atlantic Coast Federal Corporation. The Plan is drafted in a manner to comply with Section 409A of the Internal Revenue Code of 1986, which governs the tax treatment of nonqualified deferred compensation arrangements.

Item 9.01.  Financial Statements and Exhibits.

     (d)  Exhibits:

              Exhibit 10.1: 2008 Executive Deferred Compensation Plan

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ATLANTIC COAST FEDERAL CORPORATION


Date:  February 12, 2008               By: /s/ Jon C. Parker, Sr.
                                           ---------------------------------
                                           Jon C. Parker, Sr.
                                           Chief Administration Officer
                                           (Duly Authorized Representative)




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                                  EXHIBIT 10.1